SECURITIES EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20552


                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 or 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):  August 7, 1997


                              INTERIM SERVICES INC.
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             (Exact name of registrant as specified in its charter)

                                    DELAWARE
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                 (State or other jurisdiction of incorporation)

                                     0-23198
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                            (Commission File Number)

                                   36-3536544
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                       (IRS Employer Identification No.)

                             2050 Spectrum Boulevard
                       Fort Lauderdale, Florida 33309-3008
                                 (954) 938-7600
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               (Address, including zip code, and telephone number
                         of principal executive offices)


                                 Not Applicable
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         (Former name or former address, if changed since last report)


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ITEM 5.  Other Events

     On August 7, 1997, the Board of Directors of Registrant declared a two for one stock split in the form of a 100% stock dividend, payable on September 5, 1997 to the Registrant's stockholders of record as of the close of business on August 18, 1997.


ITEM 7.  Exhibits

     (c) Exhibits.

     The following exhibit is filed with this report:

     Number      Description
     ------      -----------
     99.1        Press release dated August 7, 1997.



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                   INTERIM SERVICES INC.


DATE:  August 12, 1997             By: /s/John B. Smith
                                       -------------------------
                                       John B. Smith, Esq.
                                       Senior Vice President and
                                       General Counsel

                                  EXHIBIT INDEX


99.1              Press release dated August 7, 1997

                                       1